Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Jerry Barbato, certify that:

1.	I have reviewed this Annual Report on Form 10‑K of Cronos Group Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jerry Barbato
Jerry Barbato
Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2020